EXHIBIT 10.21

                     [LETTERHEAD OF GMAC COMMERCIAL FINANCE]


                               SEPTEMBER 20, 2002



International  Airline  Support  Group,  Inc.
1954  Airport  Road,  Suite  200
Atlanta,  GA  30341
Attention:  Mr.  Alexius  A.  Dyer  III


Dear  Mr.  Dyer:

     Reference is hereby made to the Credit Agreement, dated as of September 30, 1996 (as amended, modified or supplemented, the "Credit Agreement"), between International Airline Support Group, Inc. ("Borrower") and GMAC Commercial Credit LLC as successor to BNY Financial Corporation ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     Borrower's failure to make principal payments in the aggregate amount of $216,383.33 on August 31, 2002 constitutes Events of Default (the "Designated Defaults"). Therefore, pursuant to the Credit Agreement, effective September 1, 2002, all Obligations shall bear interest at the default rate of interest as set forth in Section 3.1(c) of the Credit Agreement.

     Effective upon receipt by Lender of this Letter Agreement executed by Borrower, Lender hereby agrees that Lender will forbear from exercising its rights and remedies with respect to the Designated Defaults, other than the imposition of the default rate as stated above and will continue to advance Loans to the Borrower in accordance with the terms of the Credit Agreement so long as (i) no Event of Default other than the Designated Defaults occurs, (ii) Borrower provides Lender weekly cash flow budgets by Wednesday of each week,
(iii) Borrower continues to assist, and provide information to, Lender's consultant, Stout Risius Ross, Inc. ("Stout"), so that Stout will be able to deliver its report to Lender no later than September 20, 2002, (iv) Borrower and Lender have entered into a forbearance agreement on terms and conditions satisfactory to Lender in its sole discretion no later than October 15, 2002, and (v) Borrower reimburses Lender for all of Lender's reasonable professional fees, costs and expenses; provided, however, that Borrower will not be obligated
                          --------  -------
to reimburse Lender for the fees and expenses of Stout to the extent that such fees and expenses exceed $15,000. Lender further agrees that Lender will not extend the scope of Stout's engagement beyond the preparation of the report referred to in clause (iii) of the preceding sentence without the prior written consent of Borrower, which consent shall not be unreasonably withheld.

     By your signature below, Borrower hereby (i) releases, remises, acquits and forever discharges Lender and Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter call the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to the Credit Agreement, the Security Documents and all documents executed or delivered in connection therewith (collectively, the "Documents") and (ii) waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that it may have to contest (a) the Designated Defaults which could be declared by Lender; (b) any provision of the Credit Agreement, the Security Documents or the Documents; (c) the security interest of Lender in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (d) the conduct of Lender in administering the financing arrangements between Borrower and Lender.

     Lender hereby reserves all other rights and remedies under the Credit Agreement, the Security Documents, the Documents and applicable law, and Lender's election not to exercise any other such right or remedy at the present time shall not (a) limit in any manner whatsoever Borrower's obligation to comply with, and Lender's right to insist on Borrower's compliance with, each and every term of the Credit Agreement and the Security Documents and (b) constitute a waiver of any Event of Default or any right or remedy available to Lender under the Credit Agreement, any Security Document or applicable law, and Lender herby expressly reserves such rights with respect to the same.

     This Letter of Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Borrower involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, County of New York, United States of America, and by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.
                                          ----------------------

     EACH OF BORROWER AND LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS LETTER AGREEMENT, THE CREDIT AGREEMENT, THE SECURITY DOCUMENTS, THE DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR LENDER OR ANY OF THEM WITH RESPECT TO THIS LETTER AGREEMENT, THE CREDIT AGREEMENT, THE SECURITY DOCUMENTS, THE DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH OF BORROWER AND LENDER HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS LETTER AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF BORROWER AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. IN ADDITION, EACH OF BORROWER AND LENDER WAIVES THE RIGHT TO CLAIM OR RECOVER IN ANY SUIT, ACTION OR PROCEEDING ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.

                              Very  truly  yours,


                              GMAC  COMMERCIAL  CREDIT  LLC



                              By:  /s/  Alexander  J.  Chobot
                                   --------------------------
     Name:     Alexander  J.  Chobot
     Title:     Vice  President


Accepted  and  Agreed  to:

INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.

By:  /s/  Alexis  A.  Dyer  III
     --------------------------
     Name:  Alexius  A.  Dyer  III
     Title:  Chairman,  President  and  Chief  Executive  Officer